UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 19, 2007

California Coastal Communities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189	02-0426634
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On Friday, January 19, 2007, after the close of NASDAQ trading, the Registrant prepared a press release announcing the tentative court ruling that denied a preliminary injunction in litigation over the right to provide water and sewer services to the Registrant’s Brightwater residential development project. The press release was issued before the commencement of trading on Monday, January 22nd. Following the preliminary injunction hearing on that date, the court issued a final ruling that denied the injunction and the Registrant issued a second press release reporting that ruling. Attached hereto as Exhibits 99.1 and 99.2, and incorporated by reference herein, are copies of the two (2) January 22 press releases.

The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished under Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release of the Registrant, dated January 22, 2007, announcing tentative ruling to deny injunction in litigation over the right to provide water and sewer services to the Registrant’s Brightwater Project.

99.2                           Press Release of the Registrant, dated January 22, 2007, announcing the final ruling that denied the injunction in litigation over the right to provide water and sewer services to the Registrant’s Brightwater Project.

Except for historical information contained in the Press Releases attached as exhibits hereto, the Press Releases contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the Press Releases regarding these forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2007		California Coastal Communities, Inc.
	By:	/s/ Sandra G. Sciutto
Sandra G. Sciutto
Chief Financial Officer and
Senior Vice President